UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 30, 2012

DAIS ANALYTIC CORPORATION
(Exact name of registrant as specified in its charter)

New York	000-53554	14-760865
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

11552 Prosperous Drive
Odessa, Florida 33556
(Address of Principal Executive Offices)(Zip Code)

(727) 375-8484
(Registrant’s telephone number, including area code)

N/A
___________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Effective August 30, 2012, Scott G. Ehrenberg resigned as Chief Technology Officer and Secretary of Dais Analytic Corporation (the “Company”).

On September 4, 2012, the Company’s board of directors appointed Judith Norstrud, the Company’s Chief Financial Officer and Treasurer, to the position of Secretary of the Company.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.  The following exhibit is filed as a part of this Current Report on Form 8-K.

99.1    Resignation letter of Scott G. Ehrenberg dated August 30, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dais Analytic Corporation

Dated: September 6, 2012	By:	/s/ Timothy N. Tangredi
Timothy N. Tangredi
Chief Executive Officer and President

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